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                                                THE CHASE MANHATTAN CORPORATION
                                             SELECTED FINANCIAL DATA REFLECTING
                                                       THE 3-FOR-2 STOCK SPLIT
                                           (IN MILLIONS, EXCEPT PER SHARE DATA)
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                                                  As of or for the Period Ended:
                                          -----------------------------------------------------------------------------------------
                                          1QTR00    4QTR99    3QTR99     2QTR99    1QTR99    4QTR98    3QTR98    2QTR98    1QTR98
                                          --------  --------  --------  --------- ---------  --------  --------  --------  --------

AS REPORTED BASIS
Net Income Per Common Share:
     Basic                                 $ 1.10    $ 1.37    $ 0.95     $ 1.10    $ 0.91    $ 0.89    $ 0.64    $ 0.82    $ 0.55
     Diluted                                 1.06      1.32      0.92       1.06      0.88      0.87      0.62      0.80      0.53

Cash Dividends Declared                    $ 0.32    $ 0.27    $ 0.27     $ 0.27    $ 0.27    $ 0.24    $ 0.24    $ 0.24    $ 0.24
Book Value at Period End                    18.64     18.29     17.34      17.36     17.54     17.93     17.50     16.76     16.18
Share Price  - High                         67.17     59.50     59.00      60.75     59.67     48.38     51.71     51.00     46.38
             - Low                          45.50     43.88     48.38      46.75     45.38     23.71     26.71     42.79     32.85
             - Close                        58.13     51.79     50.25      57.67     54.25     47.33     28.75     50.33     44.96


Basic Average Common Shares               1,220.7   1,226.3   1,232.3    1,249.3   1,265.4   1,263.4   1,272.4   1,273.2   1,267.2
Average Common Shares Assuming Dilution   1,265.8   1,268.0   1,274.5    1,292.0   1,307.9   1,294.5   1,306.7   1,313.2   1,301.1
Common Shares at Period End               1,236.2   1,240.8   1,234.8    1,248.7   1,267.6   1,272.0   1,268.3   1,279.4   1,277.5

OPERATING BASIS (a)
Operating Earnings Per Common Share:
     Basic                                 $ 1.10    $ 1.36    $ 0.95     $ 1.07    $ 0.91    $ 0.89    $ 0.56    $ 0.83    $ 0.80
     Diluted                                 1.06      1.31      0.92       1.03      0.88      0.87      0.55      0.80      0.78


                                                    As of or for the Period Ended:
                                          ---------------------------------------------------
                                           YTD1999   YTD1998   YTD1997   YTD1996   YTD1995
                                          --------  --------   -------   -------  -----------
AS REPORTED BASIS
Net Income Per Common Share:
     Basic                                 $ 4.32    $ 2.90    $ 2.77     $ 1.71    $ 2.11
     Diluted                                 4.18      2.83      2.68       1.65      2.01

Cash Dividends Declared                    $ 1.09    $ 0.96    $ 0.83     $ 0.75    $ 0.65
Book Value at Period End                    18.29     17.93     15.84      14.19     13.94
Share Price  - High                         60.75     51.71     42.19      31.96     21.58
             - Low                          43.88     23.71     28.21      17.38     11.92
             - Close                        51.79     47.33     36.50      29.79     19.58

Basic Average Common Shares               1,243.2   1,269.2   1,273.8    1,310.4   1,294.8
Average Common Shares Assuming Dilution   1,285.5   1,303.9   1,317.6    1,360.2   1,360.5
Common Shares at Period End               1,240.8   1,272.0   1,262.9    1,292.4   1,305.0

OPERATING BASIS (a)
Operating Earnings Per Common Share:
     Basic                                 $ 4.28    $ 3.09    $ 2.88     $ 2.52    $ 2.07
     Diluted                                 4.14      3.00      2.78       2.42      1.97


(a)  Excludes the impact of credit card securitizations, restructuring costs and special items.

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